UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 10, 2005

Computer Software Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-34144	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

1661 East Main Street, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Pursuant to the terms of the Merger Agreement, upon the consummation of the merger, the certificate of incorporation and bylaws of the Company were amended and restated in the forms filed as Exhibit 3.1 and Exhibit 3.2, respectively, which are incorporated herein by this reference. The rights of holders of common stock of the Company under the Amended and Restated Certificate of Incorporation (“Amended Certificate”) and the Amended and Restated Bylaws (“Amended Bylaws”), remain substantially unchanged from those of the Company’s certificate of incorporation and bylaws preceding the merger. However, certain rights and procedures relating to the common stockholders were modified, as described below:

•	The total number of shares of authorized capital stock remains the same, but under the Amended Certificate, there are 40,000,000 common shares authorized and 15,000,000 preferred shares authorized, both of which have $.001 par value. Previously, there were 50,000,000 shares of common stock authorized and 5,000,000 shares of preferred stock authorized.

•	Pursuant to the Amended Certificate, the board of directors may amend the bylaws with an affirmative majority vote, or stockholders may amend the bylaws with a 66 2/3% vote. Previously, it took a 2/3 majority vote of the board or a 3/4 majority vote of the stockholders.

•	The Amended Certificate fixes the size of the board between three and nine members, the exact number to be set by the board of directors. Previously, the size of the board was fixed between one and seven members by the board.

•	The Amended Bylaws provide that special meetings may be called by the chairman, the CEO or the president upon not less than ten and not more than 60 days notice. Previously, the board or board committee or a stockholder holding more than 25% of the voting power of the Company could call a special meeting by giving not less than ten and not more than 50 days notice.

•	Pursuant to the Amended Bylaws, the quorum for a stockholders’ meeting has been raised to 50% from 25%.

•	Pursuant to the Amended Bylaws, it now takes a majority vote of the board of directors to elect new officers, which requirement has been reduced from 66 2/3% previously.

•	The Amended Bylaws specifically authorize the creation of an audit committee and a compensation committee. These committees must be composed entirely of independent directors.

Terms of Series A Preferred Stock

Pursuant to the Preferred Stock Agreement, the Company created and issued on February 11, 2005 its Series A convertible non-voting preferred stock. On such date, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (“Certificate of Designation”) with the Delaware Secretary of State. This description of the rights, preferences and limitations of the preferred stock is qualified in its entirety by reference to the Certificate of Designation, which is filed, along with the Amended Certificate, as Exhibit 3.1 and incorporated herein by reference.

The Certificate of Designation provides for the series to consist of 7,217,736 shares of preferred stock, all of which shares were issued to Barron. No dividends are payable on the Series A preferred stock, and the Certificate of Designation prohibits the payment of any dividends on the common stock of the Company while the Series A preferred stock is outstanding. Also, no common stock can be redeemed while the Series A stock is outstanding.

The Series A preferred stock possesses no voting rights. However, the Certificate of Designation prohibits the Company from altering or changing the powers, preferences or rights given to the Series A preferred stock, amending the Certificate of Designation, authorizing or creating any class of stock ranking as to dividends or distribution of assets upon a liquidation senior to or otherwise pari passu with the Series A preferred stock, creating any class of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A preferred stock, and increasing the authorized number of shares of Series A preferred stock, without the approval of the holders of the Series A preferred stock then outstanding.

Upon any liquidation, dissolution or winding up of the Company, the holders of the Series A preferred stock shall be entitled to receive an amount equal to $0.6986 per share before any distribution or payment shall be made to any of the holders of common stock or other junior securities.

The shares of Series A preferred stock are convertible at any time on a one-for-one basis into shares of the common stock of the Company, subject to customary adjustments for stock splits, stock dividends, subsequent sales of equity securities at prices which would have a dilutive effect upon the Series A preferred shares, subsequent rights offerings and pro rata distributions, and similar events; provided, however, that a holder may not convert at any time into that number of shares of common stock which would cause him to beneficially own in excess of 4.99% of the shares of common stock outstanding immediately after giving effect to such conversion. The holder may, however, waive the restrictions of such provision upon 61 days notice to the Company. Such restriction also terminates automatically upon a change of control of the Company.

The rights of the Series A preferred stockholders summarized above, particularly with respect to liquidation preferences, anti-dilution protection and the prohibition on dividends to common stockholders, represent a significant modification to the rights of common stockholders prior to the merger. Common stockholders may also be impacted by certain provision of the Preferred Stock Agreement, which are discussed in Items 3.01 and 3.02 which items are incorporated herein by reference.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

The consummation of the merger with CSI on February 11, 2005 effected a change in control of the Company. Prior to the merger, CSI held a 77% record and beneficial ownership interest in the common stock of the Company (then known as VerticalBuyer, Inc.). Pursuant to the terms of the Merger Agreement, CSI’s shares of common stock in the Company were cancelled in the merger. The five former shareholders of CSI were then collectively issued approximately 2,527,000 shares of Company common stock. These stockholders each own approximately 505,400 shares of Company common stock, with each individual stockholder’s interest representing approximately 19% of the issued and outstanding shares of common stock, prior to conversion of the preferred stock and the exercise of the two related warrants. These persons all currently serve as executive officers of the Company, and Nancy K. Hedrick and Thomas P. Clinton serve as directors. Items 1.01, 2.01, 3.02 and 5.02 of this report, which items are incorporated herein by reference, contain additional information relating to the transactions which resulted in a change of control.

Also in connection with the merger, the Company sold 7,217,736 shares of its Series A convertible non-voting preferred stock to Barron and issued warrants to purchase an additional 7,217,736 shares of the Company’s common stock. The preferred stock is convertible into common stock on a one-for-one basis. Barron has agreed not to convert its preferred stock or exercise its warrants to purchase shares of common stock if and to the extent that Barron’s beneficial ownership of Company common stock would exceed 4.99%, without giving the Company at least 61 days’ advance notice. However, upon the giving of such notice and subsequent conversion or exercise, Barron could effect a change in control of the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to the Merger Agreement, the initial board of directors of the Company following the merger on February 11, 2005, consists of five directors. Three are its previous directors, all independent, who remain as members of the board: Anthony Sobel, Tom Butta and Shaya Phillips. Mr. Sobel is chairman of the board and of the board’s audit committee. Mr. Phillips is chairman of the board’s compensation committee. The remaining two directors, Nancy K. Hedrick and Thomas P. Clinton, were principals of CSI. The officers of the Company are the former officers of CSI: Nancy K. Hedrick, President and Chief Executive Officer; Joe G. Black, Interim Chief Financial Officer; Thomas P. Clinton, Vice President of Sales; William J. Buchanan, Treasurer and Vice President of Engineering; and Beverly N. Hawkins, Secretary and Vice President of Support Services. Mr. Black has announced his retirement, but has agreed to serve as Interim CFO until a permanent CFO is retained.

Set forth below is the name of each officer and director of the Company, the principal positions and offices he or she holds with the Company, and a brief description of that person’s business experience during the past five (5) years:

NAME	AGE	TITLE
Anthony Sobel	49	Chairman, Director
Tom Butta	48	Director
Shaya Phillips	45	Director
Nancy K. Hedrick	54	Director, President and CEO
Thomas P. Clinton	41	Director, Vice President of Sales
Joe G. Black	65	Interim Chief Financial Officer
Beverly N. Hawkins	41	Secretary, Vice President of Support Services
William J. Buchanan	40	Treasurer, Vice President of Engineering

ANTHONY SOBEL. Director and Chairman. Since January of 1996, Mr Sobel has served as CEO of Montana Metal Products, a manufacturing concern. Mr. Sobel is chairman of the board’s audit committee and a member of its compensation committee.

TOM BUTTA. Director. since November 2004, Mr. Butta has served CEO of SuperStock, a company engaged in the business of stock imaging. Concurrently with his tenure at SuperStock, Mr. Butta has served as President of a21, Inc., a company engaged in the same type of business as SuperStock. Mr. Butta has also served as Vice-Chairman of the Board of Directors of a21, Inc. since February 2004. a21, Inc. is a reporting company under the Securities Exchange Act of 1934, as amended. From November 2001 to May 2003, Mr. Butta was employed by PTC as its Executive Vice President in charge of marketing. PTC was in the business of producing Product Lifecycle Management Software. Mr. Butta has also served as Chief Marketing Officer for two other software companies. From August 2000 to August 2001, he worked for CommerceQuest and from June 1999 to June 2000, he worked for Red Hat. CommerceQuest produces business-to-business software and Red Hat provides operating system software along with middleware, applications and management solutions. Mr. Butta is a member of the Company’s audit and compensation committees.

SHAYA PHILLIPS. Director. From March 2002-present, Mr. Phillips has served as Assistant Vice President of IT at the Fashion Institute of Technology. Previously, Mr. Phillips was a consultant for CSSP, which was engaged in the business of network consulting. From January to November 2001, Mr. Phillips was COO/CTO of Global Broadband, a telecommunications company. From March 1998 to January 2001, Mr. Phillips was the Director of Enterprise Technology for St. Johns University. Mr. Phillips is chairman of the board’s compensation committee and a member of its audit committee.

NANCY K. HEDRICK. Director, President and CEO. Ms. Hedrick held the position of President of CSI for the past sixteen years.

THOMAS P. CLINTON. Director, Vice President of Sales. Mr. Clinton served as Vice-President of Sales for CSI since February 1999.

JOE G. BLACK. Interim Chief Financial Officer. Mr. Black served as CFO for CSI for 14 years, taking such position in January of 1991. He has agreed to serve until a permanent chief financial officer can be retained.

BEVERLY N. HAWKINS. Secretary, Ms. Hawkins served as Vice-President of CSI for a ten year period beginning in February 1989 and ending February 1999. At that time, she became Vice President of Support Services.

WILLIAM J. BUCHANAN. Treasurer. Since January 1999, Mr. Buchanan has held the position of Vice-President of Engineering with CSI.

Effective February 11, 2005, all of the executive officers above entered into employment agreements with the Company. These employment agreements are described under Item 1.01 of this report, which item is incorporated herein by reference. Information related to the appointment of the above described directors and officers pursuant to the Merger Agreement is also reported under Items 2.01 and 5.01 which items are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

The following financial statements of CSI are filed as Exhibit 99.2 and 99.3 to this report and are incorporated herein by reference:

•	Audited financial statements of CSI for fiscal years ended December 31, 2001, 2002 and 2003.

•	Unaudited financial statements of CSI for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003.

(b) Pro Forma Financial Information.

The following pro forma financial statements of the Company and CSI are filed as Exhibit 99.4 to this report and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2004.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2004.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2003.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc.*

3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company.*

3.2	Amended and Restated Bylaws of the Company.*

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report.*

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.*

10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005.*

10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005.*

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C.*

10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.*

10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005.*

10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005.*

10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick.*

10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton.*

10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan.*

10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins.*

99.1	Press Release dated February 14, 2005, announcing the completion of the merger and sale of preferred stock.*

99.2	Audited financial statements of Computer Software Innovations, Inc. for the fiscal years ended December 31, 2001, 2002 and 2003, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

99.3	Unaudited financial statements of Computer Software Innovations, Inc. for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003, incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

99.4	Computer Software Innovations, Inc. and VerticalBuyer, Inc. unaudited pro forma condensed combined financial information.

*	Previously filed

Forward-Looking Statements

The Company cautions readers that the statements contained herein regarding the Company’s future business plans, operations, opportunities or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ Nancy K. Hedrick
Name:	Nancy K. Hedrick
Title:	President and CEO

Dated: February 17, 2005

EXHIBIT INDEX

2.1	Agreement and Plan of Merger dated as of February 10, 2005, between the Company and Computer Software Innovations, Inc.*

3.1	Amended and Restated Certificate of Incorporation, and Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock, of the Company.*

3.2	Amended and Restated Bylaws of the Company.*

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company, incorporated by reference to Exhibit 3.1 of this report.*

10.1	Preferred Stock Purchase Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.*

10.2	Computer Software Innovations, Inc. Common Stock Purchase Warrant A, issued to Barron Partners LP on February 11, 2005.*

10.3	Computer Software Innovations, Inc. Common Stock Purchase Warrant B, issued to Barron Partners LP on February 11, 2005.*

10.4	Escrow Agreement dated as of February 10, 2005, between the Company, Computer Software Innovations, Inc., Barron Partners LP and Leatherwood Walker Todd & Mann, P.C.*

10.5	Registration Rights Agreement dated as of February 10, 2005, between the Company and Barron Partners LP.*

10.6	Subordinated Promissory Note payable to Barron Partners LP by the Company dated February 11, 2005.*

10.7	Form of Subordinated Promissory Notes payable by the Company to each of Nancy K. Hedrick, Thomas P. Clinton, Joe G. Black, Beverly N. Hawkins and William J. Buchanan, respectively, dated February 11, 2005.*

10.8	Employment Agreement dated as of February 11, 2005, between the Company and Nancy K. Hedrick.*

10.9	Employment Agreement dated as of February 11, 2005, between the Company and Thomas P. Clinton.*

10.10	Employment Agreement dated as of February 11, 2005, between the Company and William J. Buchanan.*

10.11	Employment Agreement dated as of February 11, 2005, between the Company and Beverly N. Hawkins.*

99.1	Press Release dated February 14, 2005, announcing the completion of the merger and sale of preferred stock.*

99.2	Audited financial statements of Computer Software Innovations, Inc. for the fiscal years ended December 31, 2001, 2002 and 2003, incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

99.3	Unaudited financial statements of Computer Software Innovations, Inc. for the nine-month period ended September 30, 2004 and the nine-month period ended September 30, 2003, incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K dated February 4, 2005, File No. 333-34144.

99.4	Computer Software Innovations, Inc. and VerticalBuyer, Inc. unaudited pro forma condensed combined financial information.

*	Previously filed